PIMCO ETF Trust

Supplement Dated May 27, 2014 to the

Actively-Managed Exchange-Traded Funds Prospectus and the Index Exchange-Traded Funds Prospectus, each dated October 31, 2013, each as supplemented from time to time (the “Prospectus”);

and the Statement of Additional Information,

dated October 31, 2013, as supplemented from time to time (the “SAI”)

Disclosure Related to Modification of the Address of Pacific Investment Management Company LLC (“PIMCO”) and PIMCO ETF Trust (the “Trust”)

Effective immediately, all references in the Prospectuses and SAI relating to the address of PIMCO, the Trust and the trustees and executive officers of the Trust are deleted and replaced with the following:

650 Newport Center Drive, Newport Beach, CA 92660.

Investors Should Retain This Supplement for Future Reference

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